Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic April 21, 2026 Q1 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” "may," "could,""should," "would," "potential," "continue","seek," "target," variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified and for which BOK Financial assumes no responsibility for the accuracy or completeness. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. All statements other than statements of historical fact are forward-looking statements. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs; changes in commodity prices; interest rates and interest rate relationships; inflation; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulations; tax laws; prices, levies and assessments; the impact of technological advances; trends in customer behavior as well as their ability to repay loans; credit quality deterioration; cybersecurity incidents and data breaches; operational failures or interruptions; liquidity risks; capital adequacy requirements; litigation and regulatory enforcement actions; and other risks detailed in BOK Financial Corporation's filings with the Securities and Exchange Commission. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of March 31, 2026 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q1 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net income was $155.8 million, or $2.58 per diluted share, compared to $177.3 million, or $2.89 per diluted share in the prior quarter. Excluding the gain recognized on the sale of a merchant banking investment and the FDIC special assessment benefit, net income would have been $152.1 million, or $2.48 per diluted share, in the fourth quarter of 2025* • Net interest margin declined 8 basis points to 2.90% and core net interest margin, excluding trading, declined 7 basis points to 3.15%* • Period end loans grew $536 million, or 2.1% sequentially to $26.2 billion with strong growth throughout our Commercial and Commercial Real Estate portfolios. Period end loans grew $2.5 billion or 10.5% compared to the first quarter of 2025 • Net charge-offs were 3 basis points of average loans on an annualized basis in the first quarter • Continued strong capital and liquidity position with TCE at 9.3% and a loan to deposit ratio of 68% 4 $119.8 $140.0 $140.9 $177.3 $155.8 $1.86 $2.19 $2.22 $2.89 $2.58 1Q25 2Q25 3Q25 4Q25 1Q26 ($Million, exc. EPS) Q1 2026 Q4 2025 Q1 2025 Net income $155.8 $177.3 $119.8 Diluted EPS $2.58 $2.89 $1.86 Net income before taxes $199.7 $228.5 $154.8 Provision for credit losses $0.0 $0.0 $0.0 Pre-provision net revenue* $199.7 $228.5 $154.8 Efficiency ratio* 63.2% 60.7% 68.3% Revenue Composition as of 3/31/2026 62% 8% 12% 6% 6% 4% 2% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 5 ◦ Period end loan balances increased $536 million, led by strong growth in our Arizona, Texas, and Oklahoma markets with broad- based growth in our Commercial and Commercial Real Estate portfolios. Average loan balances grew $683 million ◦ Average deposits declined $1.0 billion in Q1. Opportunistically acquired wholesale deposits in the prior quarter were replaced with wholesale borrowings during the first quarter ◦ The loan to deposit ratio increased to 68% at March 31 from 65% at December 31, but continues to be well below the pre- pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration decreased $3.0 billion to $123.6 billion, driven by lower market valuations and normal seasonal distributions ($Billion) Q1 2026 Quarterly Sequential Quarterly YOY Period End Loans $26.2 2.1% 10.5% Average Loans $25.9 2.7% 7.7% Period End Deposits $38.7 (1.9)% 1.0% Average Deposits $39.0 (2.5)% 1.6% Fiduciary Assets $74.4 (3.4)% 9.2% Assets Under Management or Administration $123.6 (2.4)% 8.5%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Total Commercial loans grew $292 million or 1.9% sequentially • Combined Services & General Business (Core C&I) balances increased $171 million or 2.1% linked quarter • Energy balances increased $123 million or 4.3%, reflecting continued reversal of the elevated payoff activity experienced in 2025 • Healthcare balances decreased $52 million or 1.3% linked quarter, reflecting cyclical payoff activity • Commercial Real Estate loan balances increased $213 million or 3.7% linked quarter, led by growth in multifamily, industrial, and retail 6 ($Million) Mar. 31, 2026 Dec. 31, 2025 Mar. 31, 2025 Seq. Loan Growth YOY Loan Growth Energy $ 3,005.7 $ 2,882.2 $ 2,860.3 4.3% 5.1% Services 3,901.9 3,911.9 3,704.8 (0.3)% 5.3% Healthcare 3,955.8 4,008.2 3,789.4 (1.3)% 4.4% Mortgage Finance 228.2 177.8 — 28.4% N/A General Business 4,481.5 4,300.9 4,048.8 4.2% 10.7% Total Commercial $ 15,573.1 $ 15,281.1 $ 14,403.4 1.9% 8.1% Multifamily $ 2,553.7 $ 2,432.3 $ 2,336.3 5.0% 9.3% Industrial 1,418.6 1,368.4 1,163.1 3.7% 22.0% Office 821.6 814.1 704.7 0.9% 16.6% Retail 614.0 573.5 497.6 7.1% 23.4% Residential Construction and Land Development 109.5 129.8 105.2 (15.6)% 4.1% Other Commercial Real Estate 367.3 353.9 356.7 3.8% 3.0% Total Commercial Real Estate $ 5,884.7 $ 5,672.0 $ 5,163.5 3.7% 14.0% Loans to individuals $ 4,729.6 $ 4,698.4 $ 4,123.5 0.7% 14.7% Total Loans $ 26,187.4 $ 25,651.5 $ 23,690.5 2.1% 10.5%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality continues to be strong with nonperforming assets, excluding loans guaranteed by U.S. government agencies, totaling $52 million or 0.20% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 3 bps with net charge- offs of $1.9 million during Q1 • No provision for credit losses was necessary for the quarter as the favorable impact of higher projected oil prices in our energy portfolio and improved credit quality was offset by loan growth and a slight downward revision to economic forecast assumptions • Combined allowance for credit losses of $323 million or 1.23% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 7 0.02% 0.01% 0.06% 0.02% 0.03% 1Q25 2Q25 3Q25 4Q25 1Q26 0.00% 0.10% 0.20% 19.1% 18.0% 10.1% 10.3% 11.3% 12.1% 11.0% 4Q18 4Q19 1Q25 2Q25 3Q25 4Q25 1Q26 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 8

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income decreased $1.6 million reflecting continued mix shift in total trading revenue from Trading fees to Trading NII* Investment Banking Fees • Investment banking revenue, which includes investment banking fees and syndication fees, decreased $4.1 million, largely affected by seasonality Mortgage Production Revenue • Mortgage production revenue increased $2.0 million related to increased production volumes and refinance activity 9 ($Million) Q1 2026 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 19.3 $ (1.6) (7.8)% 138.2% Mortgage Servicing 17.0 — (0.1)% (0.9)% Mortgage Production 3.9 2.0 100.0% 49.3% Customer Hedging Fees 7.8 1.1 17.1% (6.8)% Brokerage Fees 6.3 0.9 16.0% 27.3% Syndication Fees 4.5 (2.0) (30.8)% 40.3% Investment Banking Fees 5.7 (2.1) (27.0)% (11.5)% Markets & Securities $ 64.6 (1.8) (2.6)% 26.9% ($Million) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Trading Fees $ 19.3 $ 20.9 $ 15.5 $ 14.4 $ 8.1 Trading NII* 15.4 13.2 14.3 16.1 15.2 Total Trading Revenue $ 34.7 $ 34.1 $ 29.8 $ 30.5 $ 23.3 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Fiduciary and asset management revenue decreased $1.9 million, primarily from higher transaction- related fees recognized in the prior quarter • Assets under management or administration (“AUMA”) decreased $3.0 billion during the quarter driven by lower market valuations and normal seasonal distributions • Transaction card revenue grew to $32.0 million this quarter, marking another record quarter 10 ($Million) Q1 2026 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 64.6 $ (1.8) (2.6)% 26.9% Fiduciary & Asset Management 66.5 (1.9) (2.7)% 9.0% Transaction Card 32.0 0.4 1.3% 18.0% Deposit Service Charges & Fees 32.2 0.2 0.6% 6.4% Other Revenue 14.5 (2.0) (12.3)% (2.3)% Asset Management & Transactions 145.2 (3.3) (2.2)% 9.0% Total Fees & Commissions $ 209.8 $ (5.1) (2.4)% 13.9% 2+1 1 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 11

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income declined $2.7 million linked quarter, driven by seasonal declines in DDA balances, shorter day count in the first quarter, and the funding of temporary margin posted on behalf of our energy customers. Core net interest income, excluding trading, decreased $4.8 million* Net Interest Margin • 8 basis point NIM decrease with core net interest margin, excluding trading,* declining 7 basis points 12 ($Million) Q1 2026 Q4 2025 Q1 2025 Quarterly Sequential Quarterly YOY Net Interest Income $342.6 $345.3 $316.3 (0.8)% 8.3% Net Interest Margin 2.90% 2.98% 2.78% (8) bps 12 bps Yield on Loans 6.25% 6.48% 6.71% (23) bps (46) bps Tax-equivalent Yield on Earning Assets 5.23% 5.36% 5.45% (13) bps (22) bps Cost of Interest-bearing Deposits 2.71% 2.91% 3.24% (20) bps (53) bps Rate on Interest- bearing Liabilities 2.92% 3.06% 3.42% (14) bps (50) bps Net Interest Income ($Million) $301.1 $312.0 $323.3 $332.1 $327.2 $15.2 $16.1 $14.3 $13.2 $15.4 NII excl. Trading* Trading NII 1Q25 2Q25 3Q25 4Q25 1Q26 $0 $100 $200 $300 $400 2.78% 2.80% 2.91% 2.98% 2.90% 3.05% 3.12% 3.16% 3.22% 3.15% Reported NIM NIM excl. Trading* 1Q25 2Q25 3Q25 4Q25 1Q26 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Personnel expenses were down $11.6 million, primarily driven by lower incentive compensation costs • Cash-based incentive compensation decreased $7.0 million as the fourth quarter was elevated, primarily driven by strong results in both commercial and wealth production volumes • Regular compensation decreased $2.5 million, reflecting normalization of quarterly compensation expense as the majority of transitional personnel costs from talent base alignment were recognized in the prior quarter • Excluding the impact of the FDIC special assessment adjustment in the prior quarter, non-personnel expense decreased $4.8 million, primarily related to lower professional fees 13 ($Million) Q1 2026 Q4 2025 Q1 2025 Quarterly Sequential Quarterly YOY Total Personnel Expense $211.2 $222.7 $214.2 (5.2)% (1.4)% Memo: Deferred compensation** 0.2 2.4 (0.7) N/A N/A Total Personnel Expense (Excluding Deferred Compensation) $211.0 $220.3 $214.9 (4.2)% (1.8)% Non-Personnel Expense $143.0 $138.3 $133.3 3.4% 7.2% Total Operating Expense $354.2 $361.1 $347.5 (1.9)% 1.9% Efficiency Ratio* 63.2% 60.7% 68.3% Adjusted Efficiency Ratio* 63.2% 64.9% 68.2% * Non-GAAP measure **Other gains and losses, net includes deferred compensation losses of $1.8 million in Q1 2026, gains of $3.7 million in Q4 2025, and losses of $1.1 million in Q1 2025.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2026 Full Year Outlook 14 Bold represents changes compared to the prior quarter. *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure. Refer to Form-10K furnished on February 18, 2026. Business Driver 2025 Actuals FY '26 As of 04/21/26* Notes EOP Loans $25.7 billion 10% area Continuing our recent broad-based loan growth trends in our existing portfolio, and expansion of Mortgage Finance. EOP Inv Securities $15.4 billion Flat Net Interest Income $1.3 billion $1.42 to $1.45 billion Assumes no rate cuts in 2026, consistent with market implied forwards. Fees & Commissions $801 million $820 to $845 million Reflects mid‑single‑digit fee growth excluding trading, as a no‑rate‑cut outlook modestly shifts trading revenues toward fee income. Total Revenue $2.2 billion Mid single-digit growth rate Expenses $1.4 billion Low single-digit growth Efficiency Ratio** 65.1% 63% area Provision Expense $2 million $15 to $35 million Credit outlook is strong. Assumes near 10% loan growth and a gradual migration toward more normal levels of credit performance.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 15

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 16

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 17

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 18 100 year history in energy lending and a tested playbook • 72% oil / 28% gas-weighted borrowers • Robust stress testing process with 18 petroleum engineers and analysts on staff * '26 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 76% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 84% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is 0.13% on NII 19 Scenario Δ NII % Δ NII $ Down 200 Ramp, year 1 1.81% $26.9 million Down 100 Ramp, year 1 0.76% $11.2 million Up 100 Ramp, year 1 (0.81)% $(12.0) million Up 200 Ramp, year 1 (1.86)% $(27.6) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.0 years, extending to only 3.6 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q1 2026 was $707 million 94% 5% 1% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 03/31/2026

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary 20

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary cont. 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic